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Page 23

                                            Exhibit   10(iii)A(d)-(iii)



                       AMENDMENT NO. 2

                               TO

              NATIONAL SERVICE INDUSTRIES, INC.
               SENIOR MANAGEMENT BENEFIT PLAN

           THE AMENDMENT made as of the 16th day of September, 1994, by NATIONAL

     SERVICE INDUSTRIES, INC., a Delaware Corporation (the
     "Employer");

                         WITNESSETH:

           WHEREAS, the Employer previously adopted the National Service Industries, Inc.

     Senior Management Benefit Plan ("Plan") for the benefit of certain management and highly compensated employees of the Employer; and

           WHEREAS, the Employer now desires to amend the Plan, as set forth below:

                               1.

           Paragraph 5.5 of the Plan is hereby amended by deleting the first paragraph of the present provision and substituting the following in lieu thereof:

                    "5.5 Payment of Retirement Benefits.
     Benefits payable to a Participant

              upon such Participant's retirement from full-time employment with the

              Employer, pursuant to the provisions of Paragraphs 5.1, 5.2 or 5.3, hereof,

              shall be payable on the  Retirement Benefit
     Commencement Date specified

              by Participant in such Participant's  Benefit
     Payment Election.  A Participant

              may, however, no later than twenty-four (24) months prior to such












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Page 24

                                  Exhibit    10(iii)A(d)-(iii)



              Participant's retirement, and with the
     approval of the Plan Committee,

              change the date on which payment of such Participant's Retirement

              Benefits shall commence and the method of payment of such Retirement

              Benefits, by executing  a new Benefit Payment
     Election, Schedule A,

              provided, that (i) if a Participant satisfies the requirements of Paragraph 5.2 for Early Retirement but incurs an interest earnings rate reduction under

              Paragraph 5.4(b), he may make an election change up to six (6) months prior to retirement, so long as such election is made in the tax year prior to retirement, (ii) the 24-month election period shall not apply to election changes relating to death benefits, and (iii) the Plan Committee may, in its sole discretion, permit a shorter election period to allow a Participant to accelerate the time and/or manner of payment in the event of a Participant's unforseen and severe financial hardship (as described in Paragrah 7.6 and as determined by the Plan Committee). In the event a Participant fails to execute a Benefit Payment Election, such Participant's Retirement Benefits shall by payable pursuant to the method
     determined by the Plan

              Committee, in its sole discretion, commencing on the first day of the second calendar month following the date of such Participant's retirement. Such

              Participant's Retirement Benefit shall be payable pursuant to one of the








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                                                     Exhibit
                                           10(iii)A(d)-(iii)



              following methods, as requested by such
     Participant, in such Participant's

              Benefit Payment Election:"

                               2.

           Paragraph 6.1(a) is hereby amended by deleting the second and third sentences of the current section and substituting the following in lieu thereof:

              "The amount payable for the first year
     hereunder shall be an amount that

              will fully amortize the balance in the
     Participant's Deferred Benefit Account,

              as of the Participant's  Benefit Determination
     Date, over the fifteen (15) year

              period, based on assumed interest earnings using an interest rate equal to the Moody's Seasoned Corporate Bond Yield
     Index, as published monthly

              by Moody's Investor's Service, Inc., or
     successor thereto, or if such monthly

              index is no longer published, a substantially similar average as established by the Plan Committee (such interest rate being hereinafter referred to as the "Moody's Interest Rate"), as of such Benefit Determination Date.

              Thereafter, annually, on the Anniversary Date, the amount payable for the following year shall be adjusted to an amount that will fully amortize the remaining balance  in the Participant's
     Deferred Benefit Account, on said

              date, over the remaining  years in the
     aforesaid fifteen (15) year installment

              period, based on the Moody's Interest Rate as of said Anniversary Date."











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                                                     Page 26
                                                     Exhibit
                                           10(iii)A(d)-(iii)



                               3.

           Paragraph 6.2(a) is hereby amended by adding the following at the end of the present provision:

              "(with interest determined in accordance with Section 5.5(a))".

                               4.

           Paragraph 7.4 is hereby amended by deleting the reference to "Paragraph 6.2" in the last line of the present provision and substituting
     "Paragraph 7.3" in lieu thereof.

                               5.

           Article VII is hereby amended by adding the following new Paragraph 7.6 at the end of the present provision:

              "7.6 Hardship. A Participant (whether or not actively employed) who is suffering an unforeseen and severe financial hardship as a result of (i) an illness or accident of the Participant or his immediate family, (ii) loss of

              Participant's property  due to casualty, or
     (iii) for such other reasons as the

              Plan Committee may establish, may file a written request with the Plan

              Committee for distribution of all or a
     portion of the amount credited to his

              Deferred Benefit Account. The Plan Committee shall have the sole discretion to determine whether to grant a Participant's hardship request and the amount to distribute to the
     Participant.  The Plan Committee shall










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                                                     Exhibit
                                           10(iii)A(d)-(iii)



              have authority in connection with such
     hardship request to accelerate the

              date and method of payment of the
     Participant's Deferred Benefit Account."

                               6.

           Paragraph 9.1 of the Plan is hereby amended by deleting the second and third sentences of the present provision and substituting the following in lieu thereof:

                    "The Plan Committee shall have the
     exclusive discretionary authority to

              construe and to interpret the Plan, to decide all questions of eligibility for benefits and to determine the amount of such benefits, and its decisions on such matters shall be final and conclusive on all parties."

                               7.

           This Amendment No. 2 shall be effective as of the date hereof; provided that any

     Participant who is age 55 or older on the date hereof who makes an election change by

     August 31, 1994, shall have such election change recognized if it is made at least six

     (6) months prior to his retirement. Except as hereby modified, the Plan shall remain in full force and effect.

           IN WITNESS THEREOF, the Employer has caused this Amendment No. 2 to be executed as of the date first above written.



                                          NATIONAL SERVICE
INDUSTRIES, INC.



BY:_____________________________